INCOME TAXES - Deferred tax assets (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Deferred tax assets
Accrued expenses and other current liabilities	$ 5,743	$ 6,620
Net operating loss carry forwards	22,477	25,873
Intra-entity transfer of certain intangible assets	16,581	9,945
Total deferred tax assets	44,801	42,438
Less: valuation allowance	(27,336)	(10,037)
Deferred tax assets, net	$ 17,465	$ 32,401